EXHIBIT 99.5
              Financial Statements and Independent Auditors' Report
                         N2plus,  Inc.(formerly  NOW  Tools,  LLC)
                         September  20,  2000


BOARD  OF  DIRECTORS
N2PLUS,  INC.
Phoenix,  Arizona


We have audited the accompanying balance sheet of N2PLUS, INC. as of September 20, 2000 and the related statements of operations, stockholders' deficit and cash flows for the period from January 1 to September 20, 2000. These financial statements are the responsibility of N2plus, Inc.'s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of N2plus, Inc. as of September 20, 2000, and the results of its operations and its cash flows for the period then ended, in conformity with generally accepted accounting principles.

The Company has a limited operating history and its prospects are subject to the risks, expenses and uncertainties frequently encountered by companies in new and rapidly evolving markets for internet products and services. As discussed in
Note 7 to the financial statements, the Company was only recently formed, and has not generated sufficient revenues to achieve profitability. Failure to secure financing or its ability to generate sufficient cash flows through operations may have a material adverse impact on the Company's operations and financial position. Management's plans in regards to these matters are also described in Note 7. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.





November  3,  2000

By:  /s/  Hood  &  Strong,  LLP
-------------------------------
Hood  and  Strong,  LLP


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
N2PLUS, INC.
BALANCE SHEET
September 20, 2000
====================================================================

ASSETS
CURRENT ASSETS:
  Cash and cash equivalents                               $  22,345
  Receivables                                                13,888
--------------------------------------------------------------------

    Total current assets                                     36,233

FURNITURE AND EQUIPMENT, net                                 29,750

OTHER ASSETS                                                    263
--------------------------------------------------------------------

                                                          $  66,246
====================================================================

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES:
  Trade payables                                          $  73,304
  Notes payable                                              83,063
--------------------------------------------------------------------

    Total current liabilities                               156,367
--------------------------------------------------------------------

STOCKHOLDERS' DEFICIT:

  Preferred stock, $.001 par value, 20,000,000 shares
     authorized, no shares issued and outstanding
  Common stock, $.001 par value, 40,000,000 shares
     authorized, 26,480,295shares issued and outstanding    307,347
  Accumulated deficit                                      (397,468)
--------------------------------------------------------------------

    Total stockholders' deficit                             (90,121)
--------------------------------------------------------------------
                                                          $  66,246
====================================================================


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N2PLUS,  INC.
STATEMENT  OF  OPERATIONS

For  the  Period  from  January  1  to  September  20,  2000
============================================================

REVENUE                                           $ 148,874

COST OF SALES                                         8,518
------------------------------------------------------------

GROSS PROFIT                                        140,356
------------------------------------------------------------

OPERATING EXPENSES:
  Advertising and promotions                         16,400
  Professional fees                                  98,009
  Depreciation expense                                8,993
  Loss on fixed assets                               13,113
  Office expenses                                   111,335
  Travel                                             11,543
  Computer expense                                    3,795
  Salaries and employee benefits                    271,673
  Taxes                                               2,963
------------------------------------------------------------

                                                    537,824
------------------------------------------------------------

NET LOSS AND ACCUMULATED DEFICIT                  $(397,468)
============================================================


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

N2PLUS,  INC.
STATEMENT  OF  STOCKHOLDERS'  DEFICIT

For  the  period  from  January  1  to  September  20,  2000
=======================================================================================

                                  Number                                     Total
                                 of Shares      Common     Accumulated   Stockholders'
                                Outstanding     Stock        Deficit        Deficit
BALANCES - January 1, 2000                    $        -  $           -  $           -

  Common stock issued            26,480,295     307,347                        307,347

  Net loss for the period
     ended September 20, 2000                                 (397,468)       (397,468)
---------------------------------------------------------------------------------------

BALANCES - September 20, 2000    26,480,295   $ 307,347   $   (397,468)        (90,121)
=======================================================================================


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
N2PLUS, INC.
STATEMENT OF CASH FLOWS
For the Period from January 1 to September 20, 2000
===============================================================

OPERATING ACTIVITIES:
  Net loss                                           $(397,468)
  Adjustments to reconcile net loss to
     net cash used by operations:
    Depreciation                                         8,993
    Loss on disposal                                    13,113
    Changes in:
      Receivables                                       14,115
      Prepaid expenses                                   3,456
      Accounts payable                                  56,788
---------------------------------------------------------------

    Net cash used by operating activities             (301,003)
---------------------------------------------------------------

FINANCING ACTIVITIES:
  Proceeds from issuance of notes payable               83,063
  Issuance of common stock                             228,628
---------------------------------------------------------------

    Net cash provided by financing activities          311,691
---------------------------------------------------------------

INCREASE IN CASH AND CASH EQUIVALENTS                   10,688

CASH AND CASH EQUIVALENTS, beginning of period          11,657
---------------------------------------------------------------

CASH AND CASH EQUIVALENTS, end of period             $  22,345
===============================================================

NON-CASH ACTIVITIES:
  Contribution of certain assets and liabilities in
     exchange for common stock                       $  78,719


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
Notes  to  Financial  Statements  for  N2plus,  Inc.

NOTE 1 - ORGANIZATION AND CHANGE OF ENTITY:

               N2plus, Inc. (the Company) is a corporation organized under the laws of the State of Delaware for the purpose of doing business as a provider of website development and management services.

               Effective January 1, 2000, members of NOW TOOLS, LLC liquidated the LLC and contributed the respective assets net of liabilities to a newly formed entity, N2plus, Inc. in exchange for shares of common stock.


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

               a.   Basis of Presentation:
                    ---------------------

                    The Company maintains its accounts on the accrual basis of accounting. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reported period. Actual results could differ from those estimates.

               b.   Cash and Cash Equivalents:
                    -------------------------

                    For purposes of the statement of cash flows, the Company considers all highly liquid instruments purchased with a maturity of three months or less to be cash equivalents (of which there are none as of September 20, 2000).

               c.   Depreciation:
                    ------------

                    Fixed assets are recorded at cost. Property and equipment is depreciated on a straight-line basis over estimated useful lives ranging from three to seven years.

               d.   Revenue Recognition:
                    --------------------

                    The Company  records  revenue based upon  specific  contract
                    rates  for  website   development  and  management  services
                    rendered.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

                e.  Advertising  Costs:
                    -------------------

                    The Company expenses all advertising costs, including direct response advertising costs as they are incurred.

               f.   Recently Enacted Accounting Standards:
                    -------------------------------------

                    Statement of Financial Accounting Standards (SFAS) No. 130, "Reporting Comprehensive Income", SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information", SFAS No. 132, "employer's Disclosure about Pensions and Other Postretirement Benefits", SFAS No.133 (as amended by SFAS No. 137 and 138), "Accounting for Derivative Instruments and Hedging Activities", SFAS No. 134, "Accounting for Mortgage-Backed Securities ", and SFAS 135, "Rescission of FASB No. 75 and Technical Corrections", were recently issued. SFAS No. 130, 131, 132, 133 (as amended), 134 and 135 have no current application to the Company or their affect on the financial statements would not have been significant.

NOTE 3 - FURNITURE AND EQUIPMENT:

               Furniture and equipment, at cost, is summarized as follows as of September 20, 2000:

               Computer  software               $     2,425
               Furniture  and  fixtures              51,947

                                                     54,372
               Less  accumulated  depreciation       24,622

                                                $    29,750

               Depreciation expense amounted to $8,993 for the period ended September 20, 2000.

NOTE 4 - NOTES PAYABLE:

               At September 20, 2000 there is a note payable in the amount of $25,000. This note bears and interest rate of 8% per annum. This note is currently payable upon demand.

               At September 20, 2000 there is a note payable to a stockholder in the amount of $39,072. The note bears an interest rate of 7% per annum. This note is due December 31, 2000.

NOTE 5 - INCOME TAXES:

               No provision for federal and state income taxes has been recorded because the Company has incurred net operating losses since inception. The net operating loss carry-forwards as of September 20, 2000 approximate $395,000. These carry-forwards will be available to offset future taxable income and expire beginning in 2020. Deferred income tax assets arising from such loss carryforwards have been fully reserved as of September 20, 2000.


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
NOTE 6 - CONCENTRATION OF CREDIT RISK:

               The Company has identified its financial investments which are potentially subject to credit risk. These instruments consist principally of cash and cash equivalents and receivables.

               During the year, the Company had significant operating cash and cash equivalents in excess of federally insured limits. Credit risk from receivables is substantially mitigated by the Company's historically short collection periods.

NOTE 7 - BUSINESS RISKS:

               The Company has limited operating history and its prospects are subject to the risks, expenses, and uncertainties frequently encountered by companies in new and rapidly evolving markets for Internet products and services. The Company was only recently formed, and has not generated sufficient revenues to achieve profitability. The Company's failure to secure financing or its ability to generate sufficient cash flows through operations may have a material adverse impact on the Company's future operations and financial position. As discussed in Note 8, the Company merged with Digital Bridge, Inc., effective September 20, 2000.

NOTE 8 - MERGER:

               Effective September 20, 2000, the Company's stockholders entered into an agreement to exchange 100% of their shares of common stock to Digital Bridge, Inc., a Nevada corporation, in a merger transaction, pursuant to which Digital Bridge, Inc. will be the surviving entity. As consideration Digital Bridge, Inc. issued to the stockholders of the N2plus, Inc. 1,000,000 shares of the Company's common stock with an estimated value of $1,812,500. This transaction is expected to be recorded as a pooling of interest. The Company's The Company's financial statements reflect balances as activity immediately prior to the above transaction.


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